Exhibit 99.1

E*TRADE FINANCIAL Corporation Announces First Quarter Earnings of $0.39 Per
                       Share on Record Revenue


    --  Record Total Net Revenue of $645 million

    --  Record Pre-tax Income of $262 million

    --  Net Income of $169 million

    -- Record Net Operating Interest Income after Provision for Loan Losses of $369 million

    --  Record quarterly growth in Total Customer Cash and Deposits of
        $2.4 billion

    --  Record Retail Total Client Assets of $201 billion

    --  New $250 million stock repurchase authorization

    --  2007 Earnings guidance revised to $1.55 - $1.75 per share

    Business Editors

    NEW YORK--(BUSINESS WIRE)--April 18, 2007--E*TRADE FINANCIAL Corporation (NASDAQ: ETFC) today announced results for its first quarter ended March 31, 2007, reporting net income of $169.4 million, or $0.39 per share, compared to $142.5 million, or $0.33 per share a year ago. Total net revenue for the first quarter increased to a record $645.0 million from $598.3 million in the year ago period.

    "We are extremely pleased with the response to our marketing and service investments this past quarter which generated record net new accounts, with continued strong growth in our target segments, and record levels of customer assets and cash," said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. "The success we are seeing in attracting and retaining high-value customers is clearly beneficial to the long-term growth of the franchise."

    The Company also announced today that its Board of Directors has authorized an additional $250 million stock repurchase plan. In addition to this program, the Company has $34 million remaining in its active program originally announced in December 2004. Under the outstanding authorizations, repurchases may be made through open market and privately negotiated transactions at times and in such amounts as management deems appropriate.

    "Although the broad based markets have been strong, the recent volatility in the macroeconomic environment has affected retail customer behavior and engagement levels. As a result, we are reducing our 2007 earnings estimate to better reflect the muted retail environment we are now experiencing as compared to our expectations at the end of 2006," continued Mr. Caplan.

    Other selected first quarter highlights:

    -- Generated 20 percent annualized growth in target segment accounts

    -- Experienced record Quick Transfer volume of over 400,000 transactions in March with record net cash inflows of more than $500 million

    -- Produced record levels of options trades in March - 14.5 percent of U.S. Daily Average Revenue Trade ("DART") volumes

    -- Generated record International retail trading volume of 29,000 DARTs during the quarter

    -- Launched Global Trading Platform pilot program, providing retail investors online access to foreign stocks and currencies in six major international markets with the ability to buy, hold and sell in the respective local currencies

    -- Launched Max-Rate Checking, a high-yield checking account that includes the full-functionality of a traditional checking account plus unlimited ATM fee refunds nationwide

    -- Expanded branch network to 25 locations with the addition of Garden City, New York

    --  Repurchased $23 million of common stock

    Historical monthly metric data from January 2003 to March 2007 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

    About E*TRADE FINANCIAL

    The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for retail and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

    Important Notice

    E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

    (C) 2007 E*TRADE FINANCIAL Corporation. All rights reserved.


FINANCIAL STATEMENTS

           E* TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)


                                            Three Months Ended
                                    ----------------------------------
                                    March 31,  December 31, March 31,
                                       2007        2006        2006
                                    ---------- ------------ ----------
Revenue:
 Operating interest income          $ 829,795  $   788,583  $ 594,294
 Operating interest expense          (439,209)    (413,078)  (269,505)
                                    ---------- ------------ ----------
      Net operating interest income   390,586      375,505    324,789
 Provision for loan losses            (21,186)     (11,956)   (10,197)
                                    ---------- ------------ ----------
      Net operating interest income
       after provision for loan
       losses                         369,400      363,549    314,592
                                    ---------- ------------ ----------
 Commission                           158,993      148,494    175,869
 Fees and service charges              59,498       64,759     57,862
 Principal transactions                30,082       25,256     30,692
 Gain on sales of loans and
  securities, net                      17,375       17,248     11,628
 Other revenue                          9,650        9,542      7,706
                                    ---------- ------------ ----------
      Total non-interest income       275,598      265,299    283,757
                                    ---------- ------------ ----------
      Total net revenue               644,998      628,848    598,349
                                    ---------- ------------ ----------
Expense excluding interest:
 Compensation and benefits            123,782      116,868    115,988
 Clearing and servicing                67,252       63,114     63,288
 Advertising and market development    45,592       30,667     34,781
 Communications                        26,156       25,528     31,408
 Professional services                 24,985       25,232     27,755
 Depreciation and amortization         19,383       17,664     18,789
 Occupancy and equipment               23,579       22,486     20,504
 Amortization of other intangibles     10,268       10,829     11,332
 Facility restructuring and other
  exit activities                         733        9,222       (253)
 Other                                 32,675       34,154     31,005
                                    ---------- ------------ ----------
      Total expense excluding
       interest                       374,405      355,764    354,597
                                    ---------- ------------ ----------
Income before other income
 (expense), income taxes and
 discontinued operations              270,593      273,084    243,752

Other income (expense):
 Corporate interest income              1,705        2,342      1,961
 Corporate interest expense           (37,791)     (37,910)   (40,508)
 Gain on sales and impairment of
  investments                          19,756       10,899     17,616
 Loss on early extinguishment of
  debt                                      -         (476)      (135)
 Equity in income (loss) of
  investments and venture funds         8,095          750     (1,007)
                                    ---------- ------------ ----------
      Total other income (expense)     (8,235)     (24,395)   (22,073)
                                    ---------- ------------ ----------
Income before income taxes and
 discontinued operations              262,358      248,689    221,679
Income tax expense                     92,948       71,779     78,695
                                    ---------- ------------ ----------
Net income from continuing
 operations                           169,410      176,910    142,984
Discontinued operations, net of
 tax:
 Loss from discontinued operations          -            -       (513)
 Loss on disposal of discontinued
  operations                                -         (255)         -
                                    ---------- ------------ ----------
Loss from discontinued operations,
 net of tax                                 -         (255)      (513)
                                    ---------- ------------ ----------
Net income                          $ 169,410  $   176,655  $ 142,471
                                    ========== ============ ==========

Basic earnings per share from
 continuing operations              $    0.40  $      0.42  $    0.34
Basic earnings (loss) per share
 from discontinued operations               -        (0.00)     (0.00)
                                    ---------- ------------ ----------
Basic net earnings per share        $    0.40  $      0.42  $    0.34
                                    ========== ============ ==========

Diluted earnings per share from
 continuing operations              $    0.39  $      0.40  $    0.33
Diluted earnings (loss) per share
 from discontinued operations               -        (0.00)     (0.00)
                                    ---------- ------------ ----------
Diluted net earnings per share      $    0.39  $      0.40  $    0.33
                                    ========== ============ ==========
Shares used in computation of per
 share data:
      Basic                           423,786      424,050    414,679
      Diluted                         437,535      438,086    432,302

           E* TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
                      Consolidated Balance Sheet
                 (In thousands, except share amounts)
                             (Unaudited)


                                              March 31,   December 31,
                                                 2007         2006
                                             ------------ ------------
                   ASSETS
Cash and equivalents                         $ 1,176,981  $ 1,212,234
Cash and investments required to be
 segregated under Federal or other
 regulations                                     411,003      281,622
Trading securities                               151,046      178,600
Available-for-sale mortgage-backed and
 investment securities                        16,458,481   13,921,983
Loans held-for-sale                              193,385      283,496
Margin receivables                             6,947,535    6,828,448
Loans receivable, net                         29,671,642   26,372,697
Property and equipment, net                      341,148      318,389
Goodwill                                       2,084,974    2,072,920
Other intangibles, net                           461,694      471,933
Other assets                                   2,244,517    1,796,981
                                             ------------ ------------
  Total assets                               $60,142,406  $53,739,303
                                             ============ ============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits                                     $26,256,619  $24,071,012
Securities sold under agreements to
 repurchase                                   12,125,686    9,792,422
Customer payables                              6,311,657    6,182,672
Other borrowings                               6,560,501    5,323,962
Senior notes                                   1,401,383    1,401,592
Mandatory convertible notes                      441,824      440,577
Accounts payable, accrued and other
 liabilities                                   2,691,655    2,330,696
                                             ------------ ------------
  Total liabilities                           55,789,325   49,542,933
                                             ------------ ------------

Shareholders' equity:
Common stock, $0.01 par value, shares
 authorized: 600,000,000; shares issued and
 outstanding: 427,161,994 at March 31, 2007
 and 426,304,136 at December 31, 2006              4,272        4,263
Additional paid-in-capital                     3,192,508    3,184,290
Retained earnings                              1,365,851    1,209,289
Accumulated other comprehensive loss            (209,550)    (201,472)
                                             ------------ ------------
  Total shareholders' equity                   4,353,081    4,196,370
                                             ------------ ------------
  Total liabilities and shareholders' equity $60,142,406  $53,739,303
                                             ============ ============

SEGMENT REPORTING
                            Three Months Ended March 31, 2007
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(1)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 457,764  $   671,243   $    (299,212)  $ 829,795
  Operating
   interest expense (230,283)    (508,138)        299,212    (439,209)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income  227,481      163,105               -     390,586
  Provision for
   loan losses             -      (21,186)              -     (21,186)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income
    after provision
    for loan losses  227,481      141,919               -     369,400
                   ---------- ------------  --------------  ----------
  Commission         123,305       35,688               -     158,993
  Fees and service
   charges            54,203        7,475          (2,180)     59,498
  Principal
   transactions            -       30,082               -      30,082
  Gain on sales of
   loans and
   securities, net     4,911       12,464               -      17,375
  Other revenue        9,751           41            (142)      9,650
                   ---------- ------------  --------------  ----------
   Total non-
    interest income  192,170       85,750          (2,322)    275,598
                   ---------- ------------  --------------  ----------
   Total net
    revenue          419,651      227,669          (2,322)    644,998
                   ---------- ------------  --------------  ----------
 Expense excluding
  interest:
  Compensation and
   benefits           80,296       43,486               -     123,782
  Clearing and
   servicing          20,761       48,813          (2,322)     67,252
  Advertising and
   market
   development        43,924        1,668               -      45,592
  Communications      22,795        3,361               -      26,156
  Professional
   services           15,099        9,886               -      24,985
  Depreciation and
   amortization       14,809        4,574               -      19,383
  Occupancy and
   equipment          20,572        3,007               -      23,579
  Amortization of
   other
   intangibles         9,619          649               -      10,268
  Facility
   restructuring
   and other exit
   activities          1,017         (284)              -         733
  Other               19,301       13,374               -      32,675
                   ---------- ------------  --------------  ----------
   Total expense
    excluding
    interest         248,193      128,534          (2,322)    374,405
                   ---------- ------------  --------------  ----------
Segment income     $ 171,458  $    99,135   $           -   $ 270,593
                   ========== ============  ==============  ==========

                          Three Months Ended December 31, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(1)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 433,879  $   630,225   $    (275,521)  $ 788,583
  Operating
   interest expense (206,001)    (482,598)        275,521    (413,078)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income  227,878      147,627               -     375,505
  Provision for
   loan losses             -      (11,956)              -     (11,956)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income
    after provision
    for loan losses  227,878      135,671               -     363,549
                   ---------- ------------  --------------  ----------
  Commission         115,543       32,951               -     148,494
  Fees and service
   charges            59,000        8,611          (2,852)     64,759
  Principal
   transactions            -       25,256               -      25,256
  Gain on sales of
   loans and
   securities, net     8,405        8,843               -      17,248
  Other revenue        9,658           46            (162)      9,542
                   ---------- ------------  --------------  ----------
   Total non-
    interest income  192,606       75,707          (3,014)    265,299
                   ---------- ------------  --------------  ----------
   Total net
    revenue          420,484      211,378          (3,014)    628,848
                   ---------- ------------  --------------  ----------
 Expense excluding
  interest:
  Compensation and
   benefits           78,433       38,435               -     116,868
  Clearing and
   servicing          18,687       47,441          (3,014)     63,114
  Advertising and
   market
   development        28,763        1,904               -      30,667
  Communications      22,101        3,427               -      25,528
  Professional
   services           15,471        9,761               -      25,232
  Depreciation and
   amortization       13,838        3,826               -      17,664
  Occupancy and
   equipment          19,044        3,442               -      22,486
  Amortization of
   other
   intangibles        10,002          827               -      10,829
  Facility
   restructuring
   and other exit
   activities          9,673         (451)              -       9,222
  Other               21,128       13,026               -      34,154
                   ---------- ------------  --------------  ----------
   Total expense
    excluding
    interest         237,140      121,638          (3,014)    355,764
                   ---------- ------------  --------------  ----------
Segment income     $ 183,344  $    89,740   $           -   $ 273,084
                   ========== ============  ==============  ==========


                            Three Months Ended March 31, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(1)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 318,202  $   453,476   $    (177,384)  $ 594,294
  Operating
   interest expense (112,282)    (334,607)        177,384    (269,505)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income  205,920      118,869               -     324,789
  Provision for
   loan losses             -      (10,197)              -     (10,197)
                   ---------- ------------  --------------  ----------
   Net operating
    interest income
    after provision
    for loan losses  205,920      108,672               -     314,592
                   ---------- ------------  --------------  ----------
  Commission         135,864       40,005               -     175,869
  Fees and service
   charges            53,344        6,791          (2,273)     57,862
  Principal
   transactions            -       30,692               -      30,692
  Gain on sales of
   loans and
   securities, net     8,727        2,901               -      11,628
  Other revenue        9,299          111          (1,704)      7,706
                   ---------- ------------  --------------  ----------
   Total non-
    interest income  207,234       80,500          (3,977)    283,757
                   ---------- ------------  --------------  ----------
   Total net
    revenue          413,154      189,172          (3,977)    598,349
                   ---------- ------------  --------------  ----------
 Expense excluding
  interest:
  Compensation and
   benefits           71,207       44,781               -     115,988
  Clearing and
   servicing          17,365       49,900          (3,977)     63,288
  Advertising and
   market
   development        33,055        1,726               -      34,781
  Communications      28,483        2,925               -      31,408
  Professional
   services           22,318        5,437               -      27,755
  Depreciation and
   amortization       14,568        4,221               -      18,789
  Occupancy and
   equipment          18,987        1,517               -      20,504
  Amortization of
   other
   intangibles         9,873        1,459               -      11,332
  Facility
   restructuring
   and other exit
   activities            375         (628)              -        (253)
  Other               19,589       11,416               -      31,005
                   ---------- ------------  --------------  ----------
   Total expense
    excluding
    interest         235,820      122,754          (3,977)    354,597
                   ---------- ------------  --------------  ----------
Segment income     $ 177,334  $    66,418   $           -   $ 243,752
                   ========== ============  ==============  ==========

KEY PERFORMANCE METRICS(2)
                                            Qtr                 Qtr
                                           ended               ended
                       Qtr        Qtr      3/31/07    Qtr      3/31/07
                      ended      ended      vs.      ended      vs.
Corporate Metrics     3/31/07   12/31/06  12/31/06   3/31/06   3/31/06
--------------------

Operating margin
 %(3)
--------------------
Consolidated               42 %       43 %    (1)%        41 %     1 %
Retail                     41 %       44 %    (3)%        43 %    (2)%
Institutional              44 %       42 %     2 %        35 %     9 %

Employees                4,217      4,126      2 %      3,823     10 %
Consultants and
 other                     266        358    (26)%        702    (62)%
                    ----------------------         -----------
  Total headcount        4,483      4,484      0 %      4,525     (1)%

Revenue per
 headcount          $  143,876 $  140,243      3 % $  132,232      9 %

Revenue per
 compensation and
 benefits dollar    $     5.21 $     5.38     (3)% $     5.16      1 %

Book value per share$    10.19 $     9.84      4 % $     8.61     18 %
Tangible book value
 per share          $     4.23 $     3.87      9 % $     2.58     64 %

Cash & equivalents
 ($MM)              $  1,177.0 $  1,212.2     (3)% $    823.2     43 %
Free cash ($MM)     $    464.7 $    525.8    (12)% $    650.7    (29)%

Enterprise net
 interest spread
 (basis points)(4)         274        285     (4)%        286     (4)%
Enterprise interest-
 earning assets,
 average ($MM)      $   52,871 $   49,597      7 % $   41,343     28 %

Earnings before
 interest, taxes,
 depreciation &
 amortization
 ("EBITDA") ($MM)
--------------------
Net income from
 continuing
 operations         $    169.4 $    176.9     (4)% $    143.0     18 %
Tax expense               92.9       71.8     29 %       78.7     18 %
Depreciation &
 amortization             29.7       28.5      4 %       30.1     (1)%
Corporate interest
 expense                  37.8       37.9      0 %       40.5     (7)%
                    ----------------------         -----------
  EBITDA            $    329.8 $    315.1      5 % $    292.3     13 %

Interest coverage          8.7        8.3      5 %        7.2     21 %


Retail Metrics
--------------------

Trading days              61.0       62.5     (2)%       62.0     (2)%

DARTs
--------------------
US                     141,238    132,716      6 %    159,199    (11)%
International           28,798     22,910     26 %     21,960     31 %
                    ----------------------         -----------
  Total DARTs          170,036    155,626      9 %    181,159     (6)%

Total trades (MM)         10.4        9.7      7 %       11.2     (7)%

Average commission
 per trade          $    11.89 $    11.88      0 % $    12.10     (2)%

End of period margin
 debt ($B)          $     7.03 $     7.00      0 % $     6.81      3 %
Average margin debt
 ($B)               $     6.91 $     6.72      3 % $     6.63      4 %

Gross new
 investing/trading
 accounts              170,672    159,145      7 %    190,027    (10)%
Gross new
 deposit/lending
 accounts              179,547    112,456     60 %     80,632    123 %
Inactive accounts     (150,981)  (170,605)   (12)%   (155,680)    (3)%
Customer closed
 accounts              (80,364)  (100,156)   (20)%    (64,323)    25 %
                    ----------------------         -----------
  Net new accounts     118,874        840     N.M.     50,656    135 %

End of period
 investing/trading
 accounts            3,613,762  3,606,582      0 %  3,634,803     (1)%
End of period
 deposit/lending
 accounts              932,782    821,088     14 %    699,631     33 %
                    ----------------------         -----------
  End of period
   total accounts    4,546,544  4,427,670      3 %  4,334,434      5 %

Account Segmentation
 Detail(5)
--------------------
Retail accounts
 within target
 segment(6)            912,057    868,770      5 %        N.A.    N.M.
Other retail
 accounts(7)         2,583,257  2,497,808      3 %        N.A.    N.M.
Corporate Services
 accounts            1,051,230  1,061,092     (1)%        N.A.    N.M.
                    ----------------------         -----------
  End of period
   total accounts    4,546,544  4,427,670      3 %        N.A.    N.M.

Net new customers       37,100     (4,883)    N.M.    (14,671)    N.M.
End of period total
 customers           3,477,068  3,439,968      1 %  3,404,602      2 %

End of period assets
 per customer       $   57,659 $   56,659      2 % $   56,403      2 %
Consolidated net
 revenue per
 customer           $      186 $      183      2 % $      176      6 %
Consolidated segment
 income per customer$       78 $       79     (1)% $       72      8 %
Products per
 customer                  2.1        2.1      0 %        2.1      0 %

Client Assets ($B)
--------------------
Security holdings   $    133.5 $    130.3      2 % $    127.8      4 %
Cash (including
 money market funds)      10.2       10.0      2 %       10.9     (6)%
Unexercised
 Corporate Services
 client options
 (vested)                 31.0       31.0      0 %       34.4    (10)%
                    ----------------------         -----------
  Client assets in
   investing/trading
   accounts              174.7      171.3      2 %      173.1      1 %
                    ----------------------         -----------
Sweep Deposit
 Account                  10.8       10.8      0 %       10.1      7 %
Transaction accounts      10.3        8.0     29 %        5.7     81 %
CDs                        4.7        4.8     (2)%        3.1     52 %
                    ----------------------         -----------
  Client assets in
   deposit accounts       25.8       23.6      9 %       18.9     37 %
                    ----------------------         -----------
  Total client
   assets           $    200.5 $    194.9      3 % $    192.0      4 %

Net new client
 assets ($B)(8)     $      2.9        N.A.    N.M.        N.A.    N.M.

Total customer cash
 and deposits ($B)  $     36.0 $     33.6      7 % $     29.8     21 %

Unexercised
 Corporate Services
 client options
 (unvested) ($B)    $     20.5 $     19.8      4 % $     21.8     (6)%



Institutional
 Metrics
--------------------

Market Making
--------------------
Equity shares traded
 (MM)                   47,425     41,645     14 %     90,871    (48)%
Average revenue
 capture per 1,000
 equity shares      $    0.576 $    0.551      5 % $    0.277    108 %
% of Bulletin Board
 equity shares to
 total equity shares      89.7%      87.9%     2 %       94.1%    (4)%

End of Period
 Enterprise Loans
 Receivable
 Detail ($MM)
--------------------
Mortgage and home
 equity loans, net  $   26,628 $   23,256     14 % $   15,755     69 %
Margin receivables       6,948      6,829      2 %      6,839      2 %
Consumer loans, net      3,006      3,184     (6)%      3,777    (20)%
Other                      231        216      7 %         97    138 %
                    ----------------------         -----------
  Total enterprise
   loans receivable,
   net              $   36,813 $   33,485     10 % $   26,468     39 %

Credit Quality and
 Reserve Metrics
--------------------
Net charge-offs as a
 % of average loans
 receivable, net
 (annualized)            0.30 %     0.22 %  0.08 %      0.18 %  0.12 %
Provision as a % of
 average loans
 receivable, net
 (annualized)            0.30 %     0.19 %  0.11 %      0.21 %  0.09 %
Total allowance for
 loan losses as a %
 of total ending
 gross loans
 receivable              0.23 %     0.26 % (0.03)%      0.33 % (0.10)%
Total nonperforming
 loans receivable as
 a % of total gross
 loans receivable        0.39 %     0.28 %  0.11 %      0.21 %  0.18 %
Tier 1 Capital
 Ratio(9)                6.25 %     6.07 %  0.18 %      6.03 %  0.22 %
Risk Weighted
 Capital Ratio(9)       10.53 %    10.55 % (0.02)%     11.21 % (0.68)%

ACTIVITY IN ALLOWANCE FOR LOAN LOSSES

                                          Three Months Ended
                                            March 31, 2007
                                --------------------------------------
                                  Mortgage     Consumer       Total
                                ------------ ------------- -----------
                                            (In thousands)
Allowance for loan losses,
 ending 12/31/06                $    39,431  $     28,197  $   67,628
Provision for loan losses            16,888         4,298      21,186
Charge-offs, net                    (12,193)       (8,632)    (20,825)
                                ------------ ------------- -----------
Allowance for loan losses,
 ending 3/31/07                 $    44,126  $     23,863  $   67,989
                                ============ ============= ===========

AVERAGE ENTERPRISE BALANCE SHEET DATA

                                            Three Months Ended
                                              March 31, 2007
                                     ---------------------------------
                                                  Operating
                                       Average     Interest  Average
                                       Balance    Inc./Exp. Yield/Cost
                                     ------------ --------- ----------
Enterprise interest-earning assets:           (In thousands)
Loans, net(10)                       $28,093,409  $451,399       6.43%
Margin receivables                     6,787,828   123,986       7.41%
Mortgage-backed and related
 available-for-sale securities        12,040,109   157,967       5.25%
Available-for-sale investment
 securities                            3,901,434    63,496       6.52%
Trading securities                       119,779     3,269      10.92%
Cash and cash equivalents(11)          1,358,120    15,930       4.76%
Stock borrow and other                   570,805    10,051       7.14%
                                     ------------ ---------
    Total enterprise interest-
     earning assets                  $52,871,484   826,098       6.27%
                                     ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                      $24,696,611   177,329       2.91%
Brokered certificates of deposit         466,559     5,659       4.92%
Customer payables                      6,380,411    20,479       1.30%
Repurchase agreements and other
 borrowings                           12,137,872   159,031       5.24%
FHLB advances                          4,996,389    62,852       5.03%
Stock loan and other                   1,349,305    12,515       3.76%
                                     ------------ ---------
    Total enterprise interest-
     bearing liabilities             $50,027,147   437,865       3.53%
                                     ============ ---------
Enterprise net interest
 income/spread(4)                                 $388,233       2.74%
                                                  =========

                                            Three Months Ended
                                             December 31, 2006
                                     ---------------------------------
                                                  Operating
                                       Average     Interest  Average
                                       Balance    Inc./Exp. Yield/Cost
                                     ------------ --------- ----------
Enterprise interest-earning assets:           (In thousands)
Loans, net(10)                       $25,752,337  $415,360       6.45%
Margin receivables                     6,611,478   122,351       7.34%
Mortgage-backed and related
 available-for-sale securities        11,815,399   158,435       5.36%
Available-for-sale investment
 securities                            3,473,702    57,022       6.56%
Trading securities                       134,143     3,194       9.53%
Cash and cash equivalents(11)          1,129,544    13,900       4.88%
Stock borrow and other                   680,179    11,565       6.75%
                                     ------------ ---------
    Total enterprise interest-
     earning assets                  $49,596,782   781,827       6.30%
                                     ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                      $22,612,957   159,889       2.81%
Brokered certificates of deposit         524,934     6,464       4.89%
Customer payables                      6,357,471    20,243       1.26%
Repurchase agreements and other
 borrowings                           11,870,171   157,625       5.20%
FHLB advances                          4,456,304    56,849       4.99%
Stock loan and other                   1,176,498    10,016       3.38%
                                     ------------ ---------
    Total enterprise interest-
     bearing liabilities             $46,998,335   411,086       3.45%
                                     ============ ---------
Enterprise net interest
 income/spread(4)                                 $370,741       2.85%
                                                  =========

                                          Three Months Ended
                                            March 31, 2006
                                 -------------------------------------
                                               Operating
                                   Average      Interest     Average
                                   Balance     Inc./Exp.    Yield/Cost
                                 ------------ ------------ -----------
Enterprise interest-earning                 (In thousands)
 assets:
Loans, net(10)                   $19,571,064  $   281,270        5.75%
Margin receivables                 6,477,585      104,904        6.57%
Mortgage-backed and related
 available-for-sale securities    10,555,616      125,504        4.76%
Available-for-sale investment
 securities                        2,519,826       37,389        5.94%
Trading securities                   138,660        2,648        7.64%
Cash and cash equivalents(11)      1,549,180       15,899        4.16%
Stock borrow and other               530,629        7,730        5.91%
                                 ------------ ------------
    Total enterprise interest-
     earning assets              $41,342,560      575,344        5.56%
                                 ============ ------------
Enterprise interest-bearing
 liabilities:
Retail deposits                  $18,120,089       90,505        2.03%
Brokered certificates of deposit     420,600        4,113        3.97%
Customer payables                  6,759,733       16,373        0.98%
Repurchase agreements and other
 borrowings                        9,855,018      111,520        4.53%
FHLB advances                      3,054,111       32,539        4.26%
Stock loan and other                 669,753        4,197        2.54%
                                 ------------ ------------
    Total enterprise interest-
     bearing liabilities         $38,879,304      259,247        2.70%
                                 ============ ------------
Enterprise net interest
 income/spread(4)                             $   316,097        2.86%
                                              ============


Reconciliation from Enterprise Net Interest Income to Net
 Operating Interest Income
                                          Three Months Ended
                                 -------------------------------------
                                  March 31,   December 31,  March 31,
                                     2007         2006         2006
                                 ------------ ------------ -----------
                                            (In thousands)
Enterprise net interest income   $   388,233  $   370,741   $ 316,097
Taxable equivalent interest
 adjustment(12)                       (7,320)      (6,353)     (3,392)
Stock conduit, net(13)                     9           19         262
Customer cash held by third
 parties(14)                           9,664       11,098      11,822
                                 ------------ ------------  ----------
     Net operating interest
      income                     $   390,586  $   375,505   $ 324,789
                                 ============ ============  ==========


    SUPPLEMENTAL INFORMATION

    Explanation of Non-GAAP Measures and Certain Metrics

    Management believes that free cash, EBITDA, interest coverage, EPS excluding acquisition-related integration expenses, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

    Reporting Changes

    During the period ended March 31, 2007, the Company re-defined the line item "Service charges and fees" by reclassifying certain fee-like revenue items formerly reported in "Other revenue" into the "Service charges and fees" line item, now called "Fees and service charges". We also re-presented our balance sheet to report margin receivables and customer payables directly on the face of the balance sheet. The remaining components of brokerage receivables and brokerage payables are now reported in the "Other assets" and "Accounts payable, accrued and other liabilities" line items, respectively. The Company has re-presented the income statement and balance sheet for the past two years on our Investor Relations website.

    Free Cash

    Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company's own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company's liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

    EBITDA

    EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

    Interest Coverage

    Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

    EPS Excluding Acquisition-Related Integration Expenses

    EPS excluding acquisition-related integration expenses represents net income plus acquisition-related integration expenses, net of tax, divided by diluted shares. Management believes that excluding charges associated with the integration of our acquisitions from EPS provides a useful measure to assess the ongoing operating performance of the Company without the impact of nonrecurring charges associated with acquisitions.

    Enterprise Net Interest Income

    Enterprise net interest income is taxable equivalent basis net operating interest income excluding corporate interest income and corporate interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to investors and analysts as it is a measure of the net operating interest income generated by our core operations.

    Enterprise Interest-Earning Assets

    Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin receivables, stock borrow balances, and cash required to be segregated under regulatory guidelines that earn interest for the Company. Management believes that this non-GAAP measure is useful to investors and analysts as it is a measure of the primary assets from which the Company generates net operating interest income.

    It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

    ENDNOTES

    (1) Reflects elimination of transactions between retail and institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

    (2) Amounts and percentages may not calculate due to rounding.

    (3) Operating margin is the percentage of net revenue that results in income before other income (expense), income taxes and discontinued operations. The percentage is calculated by dividing our income before other income (expense), income taxes and discontinued operations by our total net revenue.

    (4) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and customer cash held by third parties.

    (5) Data prior to Q4 2006 is not available.

    (6) Target segment accounts are accounts with over $50,000 in assets and/or generating 30 or more trades per quarter.

    (7) Other retail accounts are accounts that (a) were opened less than 90 days prior to the end of the relevant quarter; (b) only include a lending relationship or (c) that otherwise do not meet the definition of a target segment account.

    (8) Net new client assets are total inflows to all new and existing client accounts less total outflows from all closed and existing client and closed accounts. Data prior to Q1 2007 is not available.

    (9) Q1 2007 estimate. Includes E*TRADE Clearing, LLC, which became E*TRADE Bank's subsidiary in Q1 2007.

    (10) Excludes loans to customers on margin.

    (11) Includes segregated cash balances.

    (12) Gross-up for tax-exempt securities.

    (13) Net operating interest income earned on average stock conduit assets of $2.7 million, $13.1 million and $824.0 million for the quarters ended March 31, 2007, December 31, 2006 and March 31, 2006, respectively.

    (14) Includes interest earned on average customer assets of $3.9 billion, $3.8 billion and $3.6 billion for the quarters ended March 31, 2007, December 31, 2006 and March 31, 2006, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions.

    CONTACT: E*TRADE FINANCIAL Media Relations Contact
             Pam Erickson, 617-296-6080
             pam.erickson@etrade.com
             or
             E*TRADE FINANCIAL Investor Relations Contact
             Adam Townsend, 703-236-8719
             adam.townsend@etrade.com